VOYA INVESTMENT MANAGEMENT

7337 EAST DOUBLETREE RANCH ROAD, SUITE 100

SCOTTSDALE, AZ 85258

August 17, 2015

VIA EDGAR

U.S. Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Voya Separate Portfolios Trust
SEC File Nos. 333-141111; 811-22025

 Ladies and Gentlemen:

On behalf of Voya Separate Portfolios Trust, (the “Registrant”) and pursuant to Rule 497 under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in a 497(c) filing, dated July 30, 2015, to the Prospectuses dated July 31, 2015, for Class P shares of Voya Emerging Markets Corporate Debt Fund, Voya Emerging Markets Hard Currency Debt Fund, Voya Emerging Markets Local Currency Debt Fund, Class SMA and Class P shares of Voya Investment Grade Credit Fund, and Class A, Class I, and Class P shares of Voya Securitized Credit Fund. The purpose of the filing is to submit the 497(c) filing data in XBRL for these Registrants.

Should you have any questions or comments regarding this filing, please contact Jay Stamper at 480-477-2660 or the undersigned at 480-477-2649.

Very truly yours,
/s/ Paul A. Caldarelli
Paul A. Caldarelli
Vice President and Senior Counsel
Voya Investment Management – Voya Family of Funds
Attachment
cc:	Huey P. Falgout, Jr., Esq.

  Voya Investments, LLC

  Elizabeth J. Reza, Esq.

  Ropes & Gray LLP